First Quarter 2026 Business Review May 6, 2026 Exhibit 99.2

Forward-Looking Statements The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our future financial and operating performance, demand for our products, economic and industry outlook, and the acquisition of Kadant Profil GmbH & Co KG. These forward-looking statements represent our expectations as of May 5, 2026. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading “Risk Factors” in Kadant’s Annual Report on Form 10-K for the fiscal year ended January 3, 2026 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; our acquisition strategy; levels of residential construction activity; reductions by our wood processing customers of their capital spending or production of oriented strand board; changes to the global timber supply; development and use of digital media; cyclical economic conditions affecting the global mining industry; demand for coal, including economic and environmental risks associated with coal; failure of our information systems or breaches of data security and cybersecurity incidents; implementation of our internal growth strategy; competition; our ability to successfully manage our manufacturing operations; supply chain constraints, inflationary pressure, price increases or shortages in raw materials; loss of key personnel and effective succession planning; future restructurings; protection of intellectual property; changes to tax laws and regulations; climate change; adequacy of our insurance coverage; global operations; policies of the Chinese government; the variability and uncertainties in sales of capital equipment in China; currency fluctuations; changes to government regulations and policies around the world; compliance with government regulations and policies and compliance with laws; environmental laws and regulations; environmental, health and safety laws and regulations impacting the mining industry; our debt obligations; restrictions in our credit agreement and note purchase agreement; soundness of financial institutions; fluctuations in our share price; and anti-takeover provisions. 2KAI 1Q26 BUSINESS REVIEW– MAY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED.

Use of Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenue excluding the effect of acquisitions and foreign currency translation (organic revenue), adjusted EPS, adjusted earnings before interest, taxes, depreciation, and amortization (adjusted EBITDA), adjusted EBITDA margin, adjusted operating income, and free cash flow. All references to EPS (earnings per share) are to our EPS as calculated on a diluted basis. Specific non-GAAP financial measures have been marked with an * (asterisk) within this presentation. A reconciliation of those numbers to the most directly comparable GAAP financial measures is shown within this presentation and in our first quarter 2026 earnings press release issued May 5, 2026, which is available in the Investors section of our website at investor.kadant.com under the heading News Releases. We use organic revenue to understand our trends and to forecast and evaluate our financial performance and compare revenue to prior periods. Organic revenue excludes revenue from acquisitions for the four quarterly reporting periods following the date of the acquisition and the effect of foreign currency translation. Our other non-GAAP financial measures exclude amortization expense related to acquired intangible assets, profit in inventory, and backlog (collectively, purchase accounting expenses); acquisition costs; and other income or expense, as indicated. We exclude purchase accounting expenses and acquisition costs to provide a more meaningful and consistent comparison of our operating results over time and with peer companies. While we have a history of acquisition activity, such transactions do not occur on a predictable cycle, and the size and nature of these transactions will vary. We believe it is important for investors to understand that these intangible assets were recorded as part of purchase accounting and that they contribute to revenue generation. We also exclude other items as they are not indicative of our core operating results and are not comparable to other periods, which have differing levels of incremental costs, expenditures or income, or none at all. Additionally, we use free cash flow in order to provide insight on our ability to generate cash for acquisitions and debt repayments, as well as for other investing and financing activities. We believe these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our core business, operating results, or future outlook. We believe the inclusion of such measures helps investors gain an understanding of our underlying operating performance and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts and to the performance of our competitors. Such measures are also used by us in our financial and operating decision-making and for compensation purposes. We also believe this information is responsive to investors' requests and gives them additional measures of our performance. The non-GAAP financial measures included in this presentation are not meant to be considered superior to or a substitute for the results of operations or cash flows prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have limitations associated with their use as compared to the most directly comparable GAAP measures, in that they may be different from, and therefore not comparable to, similar measures used by other companies. 3 KAI 1Q26 BUSINESS REVIEW– MAY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED.

BUSINESS REVIEW Jeffrey L. Powell, President & CEO 4

Operational Highlights 5 KAI 1Q26 BUSINESS REVIEW– MAY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. • Strong start to the year with record demand and solid earnings growth • Solid execution drove healthy gross margin performance • Strong contributions from our recent acquisitions • Exceeded expectations across most financial metrics 5

Q1 2026 Performance 6 ($ in millions, except per share amounts) Q1 26 Q1 25 Change Bookings $320.8 $256.2 +25.2% Revenue $281.5 $239.2 +17.7% Net Income $25.5 $24.1 +6.0% Adjusted EBITDA* $56.8 $47.9 +18.6% Adjusted EBITDA Margin* 20.2% 20.0% +20 bps EPS $2.16 $2.04 +5.9% Adjusted EPS* $2.84 $2.50 +13.6% Operating Cash Flow $21.9 $22.8 -4.0% Free Cash Flow* $18.7 $19.0 -1.8% HIGHLIGHTS • Record bookings achieved in Q1 2026 • Strong organic bookings growth, up 10% • Record demand for aftermarket parts • Adjusted EBITDA* up 19% • Adjusted EPS* increased 14% KAI 1Q26 BUSINESS REVIEW– MAY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED.

$100.0 $93.1 $93.8 $93.6 $111.5 1Q25 2Q25 3Q25 4Q25 1Q26 7 ($ in millions) Q1 26 Q1 25 Change Bookings $111.5 $100.0 +11.6 % Revenue $98.6 $92.4 +6.7 % Adjusted EBITDA* $27.4 $26.2 +4.7 % Adjusted EBITDA Margin* 27.8% 28.3% -50 bps HIGHLIGHTS • Record aftermarket parts demand; total bookings up 12% • Aftermarket parts made up 77% of total revenue in Q1 2026 • Adjusted EBITDA* increased 5% • Capital project activity is showing signs of improvement, timing remains fluid ($ in millions) BOOKINGS Flow Control KAI 1Q26 BUSINESS REVIEW– MAY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED.

8 ($ in millions) Q1 26 Q1 25 Change Bookings $144.5 $92.4 +56.4% Revenue $123.0 $89.5 +37.4 % Adjusted EBITDA* $29.5 $21.7 +36.2 % Adjusted EBITDA Margin* 24.0% 24.2% -20 bps HIGHLIGHTS • Recent acquisitions boosted increases in revenue and bookings • Organic bookings were up 23% • Adjusted EBITDA* rose 36% and benefitted from recent acquisitions • Timing of capital projects continues to be uncertain Industrial Processing $92.4 $105.4 $85.2 $121.0 $144.5 1Q25 2Q25 3Q25 4Q25 1Q26 BOOKINGS ($ in millions) KAI 1Q26 BUSINESS REVIEW– MAY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED.

9 ($ in millions) Q1 26 Q1 25 Change Bookings $64.7 $63.9 +1.4% Revenue $59.9 $57.2 +4.6% Adjusted EBITDA* $11.4 $11.6 -1.9% Adjusted EBITDA Margin* 19.0% 20.2% -120 bps HIGHLIGHTS • Steady year-over-year growth • Strong aftermarket parts bookings • Adjusted EBITDA* decreased 2% • Demand expected to be relatively stable throughout 2026 Material Handling $63.9 $70.9 $59.3 $55.4 $64.7 1Q25 2Q25 3Q25 4Q25 1Q26 BOOKINGS ($ in millions) KAI 1Q26 BUSINESS REVIEW– MAY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED.

Business Outlook • Good start to 2026 with record bookings and healthy backlog • Aftermarket parts demand expected to remain healthy • Improving capital equipment environment, timing remains uncertain • Geopolitical tensions continue to pose challenges • Our solid balance sheet and strong cash flow generation provide a firm foundation for 2026 10KAI 1Q26 BUSINESS REVIEW– MAY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED.

FINANCIAL REVIEW Michael J. McKenney, EVP & CFO 11

Q1 2026 Financial Performance ($ in millions, except per share amounts) Q1 26 Q1 25 Revenue $281.5 $239.2 Gross Margin 45.0% 46.1% SG&A % of Revenue 29.3% 29.8% Operating Income $40.1 $35.6 Net Income $25.5 $24.1 Adjusted EBITDA* $56.8 $47.9 EPS $2.16 $2.04 Adjusted EPS* $2.84 $2.50 Operating Cash Flow $21.9 $22.8 HIGHLIGHTS • Record parts and consumables revenue • Adjusted EBITDA margin* of 20.2% • Adjusted EPS* exceeded guidance • Backlog of $326 million KAI 1Q26 BUSINESS REVIEW– MAY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. 12

Key Financial Metrics KAI 1Q26 BUSINESS REVIEW– MAY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. 13 $22.8 $40.5 $47.3 $60.8 $21.9 $19.0 $36.5 $44.1 $54.7 $18.7 FREE CASH FLOW* OPERATING CASH FLOW 1Q25 2Q25 3Q25 4Q25 1Q26 $47.9 $52.4 $58.0 $58.0 $56.8 $24.1 $26.2 $27.7 $24.0 $25.5 20.0% 20.5% 21.4% 20.3% 20.2% NET INCOME ADJUSTED EBITDA* ADJ. EBITDA MARGIN* 1Q25 2Q25 3Q25 4Q25 1Q26 ADJUSTED EBITDA* CASH FLOW ($ in millions)($ in millions)

2Q21 ADJ EPS* 2Q22 ADJ EPS* KAI 1Q26 BUSINESS REVIEW– MAY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. Q1 25 to Q1 26 Adjusted EPS* $2.50 $0.58 $0.25 $(0.24) $(0.12) $(0.07) $(0.05) $(0.01) $2.84 Q1 25 ADJ EPS* ACQUISITIONS REVENUE OPERATING EXPENSES TAX PROVISION GROSS MARGIN INTEREST EXPENSE NONCONTROLLING INTERESTS Q1 26 ADJ EPS* 14

Key Liquidity Metrics KAI 1Q26 BUSINESS REVIEW– MAY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. ($ in millions) Q1 26 Q4 25 Q1 25 Cash, cash equivalents, and restricted cash $119.8 $122.7 $93.8 Debt $361.3 $372.7 $274.9 Lease obligations $2.1 $1.8 $1.9 Net Debt $243.5 $251.8 $183.1 Leverage ratio1 1.27 1.33 0.95 Working capital % LTM revenue2 20.0% 18.5% 16.8 % Cash conversion days3 147 130 130 15

Guidance KAI 1Q26 BUSINESS REVIEW– MAY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. 16 • FY 2026 revenue of $1.178 to $1.203 billion, revised from $1.160 to $1.185 billion • FY 2026 GAAP EPS of $9.80 to $10.15, revised from $10.27 to $10.62 • FY 2026 adjusted EPS* of $12.33 to $12.68, revised from $12.53 to $12.88 • Q2 2026 revenue of $296 to $306 million • Q2 2026 GAAP EPS of $2.26 to $2.36 • Q2 2026 adjusted EPS* of $2.88 to $2.98

Questions & Answers To participate in the live Q&A session, please go to investor.kadant.com and click on the Q&A session link to receive a dial-in number and unique PIN. Please mute the audio on your computer. 17

Delivering Exceptional Stakeholder Value 18KAI 1Q26 BUSINESS REVIEW– MAY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. Reinforce an entrepreneurial mindset in our decentralized business model to stimulate growth and drive efficiencies. Build leadership capabilities to achieve growth-focused critical outcomes. Cultivate innovation, agility, and discipline for sustainable growth and profitability. Drive operational excellence via our 80/20 Performance System and Lean principles to systematically enhance performance. OUR KEY PRIORITIES

Investor Relations Michael McKenney, 978-776-2000 IR@kadant.com Media Relations Wes Martz, 978-776-2000 media@kadant.com 19 CONTACTS

First Quarter 2026 Business Review 20 APPENDIX May 6, 2026

Revenue by Customer Location ($ in thousands) Q1 26 Q1 25 Change Change Excluding Acquisitions and FX* North America $166,563 $159,870 $6,693 $(9,287) Europe 62,202 49,341 12,861 941 Asia 30,756 18,702 12,054 5,859 Rest of World 21,984 11,297 10,687 960 Total $281,505 $239,210 $42,295 $(1,527) KAI 1Q26 BUSINESS REVIEW– MAY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. 21 Percentage of Parts and Consumables Revenue Q1 26 Q1 25 Flow Control 77% 76% Industrial Processing 76% 80% Material Handling 66% 65% Consolidated 74% 75%

Adjusted EPS* Reconciliation Q1 26 Q1 25 EPS, as Reported $2.16 $2.04 Adjustments, Net of Tax Intangible Asset Amortization Expense 0.53 0.40 Profit in Inventory and Backlog Amortization Expense 0.09 0.03 Acquisition Costs 0.06 0.03 Adjusted EPS* $2.84 $2.50 KAI 1Q26 BUSINESS REVIEW– MAY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. 22 ($ in thousands) Q1 26 Q1 25 Operating Cash Flow $21,916 $22,835 Capital Expenditures (3,258) (3,836) Free Cash Flow* $18,658 $18,999 Free Cash Flow* Reconciliation

Adjusted EBITDA* Reconciliation ($ in thousands) Q1 26 Q1 25 Net Income Attributable to Kadant $25,509 $24,063 Net Income Attributable to Noncontrolling Interests 312 374 Provision for Income Taxes 10,142 7,828 Interest Expense, Net 4,133 3,305 Other Expense, Net 13 16 Intangible Asset Amortization Expense 8,385 6,320 Profit in Inventory Amortization Expense 1,409 11 Backlog Amortization Expense — 379 Acquisition Costs 674 337 Indemnification Asset Provision — (29) Depreciation Expense 6,262 5,314 Adjusted EBITDA* $56,839 $47,918 Adjusted EBITDA Margin* 20.2% 20.0 % KAI 1Q26 BUSINESS REVIEW– MAY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. 23

Notes PRESENTATION NOTES • All references to EPS (earnings per share) are to our EPS as calculated on a diluted basis. • Adjusted EPS* has been calculated using our new methodology announced on February 19, 2026 to exclude intangible asset amortization expense. • Percent change in slides 6-9 is calculated using actual numbers reported in our press release dated May 5, 2026. FOOTNOTES 1) Leverage ratio is calculated by dividing total debt by EBITDA. For purposes of this calculation, EBITDA is calculated by adding or subtracting certain items from Adjusted EBITDA, as required by our amended and restated credit facility (“Credit Facility”). Our Credit Facility defines total debt as debt less worldwide cash of up to $50 million. 2) Working capital is defined as current assets less current liabilities, excluding cash and debt. LTM is defined as last 12 months. 3) Cash conversion days is based on days in receivables plus days in inventory less days in accounts payable. KAI 1Q26 BUSINESS REVIEW– MAY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. 24